Exhibit 10.18

200 Milik Street, Carteret, New Jersey 07008

(732) 499-3930 • Telecopier (732) 499-6891

November 28, 2006

Mr. Kenneth Martindale

Two 14th Street, Apt. 1111

Hoboken, NJ 07030

Dear Ken:

This letter amends the Employment Agreement dated December 14, 2005 between you and Pathmark Stores, Inc. (the “Agreement”). The Agreement shall remain in full force and effect, except that the following item in the Agreement has been amended as follows:

1.            Effective as of November 28, 2006, Section3.(e)(iii) shall be deleted in its entirety and the following inserted in lieu thereof:

“(iii) The Company shall pay or promptly reimburse the reasonable cost of temporary housing for you and your family within commuting distance of the Company’s executive offices in New Jersey.”

Please acknowledge your agreement by executing and returning this original signed amendment.

Very truly yours,

PATHMARK STORES, INC.

By:	/s/ John T. Standley
John T. Standley
Chief Executive Officer

Agreed to and accepted

this 28th day of November, 2006.

/s/Kenneth Martindale
Kenneth Martindale